Interest-bearing Loans and Borrowings - Summary of Loans and Borrowings Outstanding (Detail) € in Millions, $ in Millions	Dec. 31, 2017 EUR (€)	Dec. 31, 2016 EUR (€)	Jul. 31, 2008 USD ($)	Sep. 30, 2003 USD ($)
Disclosure of detailed information about borrowings [Abstract]
Bank overdrafts	€ 66	€ 78
Bank loans	295	200
Finance leases	12	14
Bonds	7,602	7,497	$ 650	$ 300
Other	1	1
Interest-bearing loans and borrowings	7,976	7,790
Bank overdrafts reclassified as held for sale	5
Total	€ 7,981	€ 7,790